SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2004

S1 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road, Suite 200, Atlanta, GA 30326
(Address of principal executive offices)

Registrant’s telephone number, including area code:        404-923-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 1.01   Entry into a Material Definitive Agreement.

     On November 6, 2004, S1 Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) pursuant to which the Company will purchase Mosaic Software Holdings Limited, a United Kingdom corporation. The closing is subject to customary closing conditions.

     A copy of the related press release is attached as Exhibit 99 hereto.

Item 9.   Financial Statements and Exhibits.

(c)  Exhibits.

       99  Press Release dated November 8, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)

/s/ Matthew Hale Matthew Hale Chief Financial Officer

Date: November 8, 2004

Exhibit Index

99  Press Release dated November 8, 2004.